UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 18, 2017

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187554	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 La Place Court, Suite 160 Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

(760) 931-9400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

On December 18, 2017, Motivating The Masses, Inc. (the “Company”) entered into a Revenue Based Factoring Agreement and a Security Agreement and Guaranty (collectively, the “Loan Agreements”) with Strategic Funding Source, Inc. (“SFS”) to borrow $202,000 (the “Loan”) from SFS. Pursuant to the Loan Agreements, in the consideration of the Loan, the Company agrees to sell, assigns and transfers to SFS all of the Company’s future receipts, accounts, contract rights and other obligations arising from or relating to the payment of monies from the Company’s customers’ and/or other third party payors made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the Company’s business, until such time as the amount of $277,750 has been paid to SFS. The Company is required to repay a daily amount of $1,232 to SFS.

The Company grants to SFS a security interest in all personal property of the Company, including all accounts, chattel paper, cash, deposit accounts, documents, equipment, general intangibles, instruments, inventory, or investment property, and all proceeds of such property. Lisa Nichols, the Company’s founder and Chief Executive Officer, provides personal guaranty under the Loan Agreements to SFS on the Company’s performance of all of the representations, warranties, covenants made by the Company in the Loan Agreements.

The proceeds of the loan will be used by the Company to pay the expenses related to restating its financial statements for certain periods in 2015 and 2016, as previously disclosed in a Current Report on Form 8-K filed by the Company on September 26, 2017.

Section 2 – Financial Information

Item 2.03, Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVATING THE MASSES, INC.

Date: December 21, 2017	By:	/s/ Lisa Nichols
Name: Lisa Nichols
Title: Chief Executive Officer